SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (date of earliest event reported)    DECEMBER 8, 1997




                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

             (Exact name of registrant as specified in its charter)




       DELAWARE                       333-7569                 13-3416059
 (State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)               File Number)               ID Number)




250 Vesey Street, World Financial Center
NORTH TOWER, 10TH FLOOR, NEW YORK, NY                          10281-1310
(Address of principal executive offices)                       (Zip Code)




Registrant's Telephone Number,
including area code:                                          (212) 449-0357



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS

This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1997-FF3 (the "Certificates"). The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Texas Commerce Bank National Association, as trustee (the "Trustee").

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:


      4.1 Pooling and Servicing Agreement Agreement, dated as of November 1, 1997, among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Texas Commerce Bank National Association, as trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERRILL LYNCH MORTGAGE INVESTORS,
                                      INC.


                                       By:  /S/ PETER J. CERWIN __
                                            Name: Peter J. Cerwin
                                            Title:  Vice President


Dated: December 8, 1997

                                  EXHIBIT INDEX

EXHIBIT

4.1      Pooling and Servicing Agreement